UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: August 23, 2016

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

2150 St. Elzéar Blvd. West, Laval, Quebec, Canada H7L 4A8
(Address of principal executive offices) (Zip Code)

(514) 744-6792
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On August 23, 2016, Valeant Pharmaceuticals International, Inc. (the “Company”) entered into an amendment (“Amendment No. 13”) to its Third Amended and Restated Credit and Guaranty Agreement, dated as of February 13, 2012 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

Amendment No. 13 reduces the minimum interest coverage maintenance covenant under the Credit Agreement to 2.00 to 1.00 for all fiscal quarters ending on or after September 30, 2016. Prior to the effectiveness of Amendment No. 13, the minimum interest coverage maintenance covenant was 2.75 to 1.00 for any fiscal quarter ending June 30, 2016 through March 31, 2017 and 3:00 to 1:00 for any fiscal quarter ending thereafter.  Amendment No. 13 permits the issuance of secured notes with shorter maturities and the incurrence of other indebtedness, in each case to repay term loans under the Credit Agreement.  Amendment No. 13 also provides additional flexibility to sell assets, provided the proceeds of such asset sales are used to prepay loans under the Credit Agreement in accordance with its terms.

Amendment No. 13 also increases each of the applicable interest rate margins under the Credit Agreement by 0.50%, which will apply until delivery of the Company’s financial statements for the fiscal quarter ending June 30, 2017.  Thereafter, each of the applicable interest rate margins will be determined on the basis of a pricing grid tied to the Company’s secured leverage ratio, which has also been increased by 0.50% across the grid.

The Company paid each lender that consented to Amendment No. 13 a fee equal to 0.25% of the aggregate principal amount of outstanding term loans and revolving commitments, as applicable, held by such lender.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1
Amendment No. 13 to Third Amended and Restated Credit and Guaranty Agreement, dated as of August 23, 2016, by and among Valeant Pharmaceuticals International, Inc., the guarantors party thereto and Barclays Bank PLC, as administrative agent and on behalf of the requisite lenders and as Amendment No. 13 arranger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2016

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

By:	/s/ Joseph C. Papa
Joseph C. Papa
Chairman of the Board and Chief Executive Officer (Principal Executive Officer)